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                                                                     Exhibit 25


                                                                Registration No.



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM T-1


STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                            BANK ONE, COLUMBUS, N.A.


         Not Applicable                             31-4148768
         (State of Incorporation                   (I.R.S. Employer
          if not a national bank)                 Identification No.)


         100 East Broad Street                     43271-0181
         Columbus, Ohio                            (Zip Code)
         (Address of trustee's
          principal executive offices)

                                 Jeff Eubank
                       c/o Bank One Trust Company, NA
                            100 East Broad Street
                          Columbus, Ohio 43271-0181
                               (614) 248-5646
          (Name, address and telephone number of agent for service)


                        BRIGGS & STRATTON CORPORATION
             (Exact name of obligor as specified in its charter)

Wisconsin                                            39-0182330
(State or other jurisdiction of                    (I.R.S.Employer
incorporation or organization)                     Identification No.)

12301 West Wirth Street
Wauwatosa, Wisconsin                               53222-2110
(Address of principal executive                    (Zip Code)
offices)


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BRIGGS & STRATTON CORPORATION NOTES DUE SEPTEMBER 15, 2002 AND
SEPTEMBER 15, 2007


                      (Title of the Indenture securities)

                                    GENERAL

1.       GENERAL INFORMATION.
         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Comptroller of the Currency, Washington, D.C.

                 Federal Reserve Bank of Cleveland, Cleveland, Ohio

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 The Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                 The trustee is authorized to exercise corporate trust powers.

2.       AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.
         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

16.      LIST OF EXHIBITS
         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION. (EXHIBITS IDENTIFIED IN PARENTHESES, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.)

(Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect, see Exhibit 1 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.)

(Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business, see Exhibit 2 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003,
Securities and Exchange Commission File No. 33-50709.)





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(Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers, see Exhibit 3 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.)

(Exhibit 4 - A copy of the Bylaws of the trustee as now in effect, see Exhibit 4 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.)

Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

(Exhibit 7 - A copy of the Report of Condition of the trustee as of the close of business on December 31, 1996, published pursuant to the requirements of the Comptroller of the Currency, see Exhibit 7 to Form T-1, filed in connection with Form S-3 relating to Evans Withycombe Residential, L.P. 7 1/2% Notes due 2004 and 7 5/8% Notes due 2007, Securities and Exchange Commission File No. 333-19879.)

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.

Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, Columbus, NA, a national banking association organized under the National Banking Act, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in Columbus, Ohio, on April 10, 1997.


                                        Bank One, Columbus, NA


                                        By: /s/ Jeffery L. Eubank
                                            -----------------------------
                                                Jeffery L. Eubank
                                                Authorized Signer





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EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549


                                    CONSENT


The undersigned, designated to act as Trustee under the Indenture for Briggs & Stratton Corporation described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.


                                             Bank One, Columbus, NA

Dated: April 10, 1997                        BY: /s/ Jeffery L. Eubank
                                                 ------------------------
                                                    Jeffery L. Eubank
                                                    Authorized Signer